Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL
TO EXCHANGE UNITS
OF
SKYLINE MEDICAL INC.
PURSUANT TO THE OFFER DATED
JANUARY 22, 2016

THE TENDER OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 5:00 P.M.,
EASTERN TIME ON THE NIGHT OF FEBRUARY 22, 2016 UNLESS THE OFFER IS
EXTENDED

The undersigned represents that I (we) have full authority to surrender without restriction the Existing Units for exchange. You are hereby authorized and instructed to prepare in the name of and deliver to the address indicated below (unless otherwise instructed in the boxes in the following page) a certificate representing New Units, each consisting of (i) two shares of the Company’s common stock, par value $0.01 (the “Shares”), (ii) four Series B Exchange Warrants and (iii) four Series C Reset Warrants (collectively, the “New Units”). For each Existing Unit tendered one New Unit shall be issued.

Method of delivery of the Existing Unit(s) is at the option and risk of the owner thereof. See Instruction 1.

Mail or deliver this Letter of Transmittal, or a facsimile, together with the certificate(s) representing your Existing Units, to:

Corporate Stock Transfer, Inc.
3200 Cherry Creek Drive South, #430
Denver, CO 80209
Facsimile: 303-282-5800
Phone: 303-282-4800
Toll Free: 877-309-2764

For assistance call the Information Agent, D.F. King & Co., Inc. at (212) 269-5550; Toll-Free: (866) 406-2283.

Name(s) and Address of Registered Holder(s)
If there is any error in the name or address shown below, please make the necessary corrections

DESCRIPTION OF EXISTING UNITS SURRENDERED

(Please complete. Attach separate schedule if needed)

Certificate Number(s) and/or Book-Entry Account Number(s)	Total Number of Units Represented by Certificate(s) and/or Book-Entry Account Number(s)

TOTAL UNITS

PLEASE READ CAREFULLY THE ENTIRE LETTER OF TRANSMITTAL,

INCLUDING THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

The undersigned hereby exchanges the below described Existing Units of Skyline Medical Inc. (the “Company”), a corporation incorporated under the laws of the State of Delaware, pursuant to the Company’s Offer Letter dated January 22, 2016 (the “Offer Letter”) and this Letter of Transmittal (which together constitute the “Offer”).

The Board of Directors of the Company has extended the Offer to all holders of the Company’s issued and outstanding units (the “Existing Units”), each consisting of (a) one share of the Company’s common stock, par value $0.01, (b) one share of Series B Preferred Stock (which will convert into one share of common stock after the Existing Units separate) and (c) four Series A Warrants, each of which can be exercised for one share of common stock at $4.95 per share or for a variable number of shares upon a cashless exercise, depending on the market value of our common stock at the time of exercise. Pursuant to the Offer, the undersigned has agreed to exchange for each Existing Unit tendered during the Offer Period one New Unit, each consisting of (i) two shares of the Company’s common stock, par value $0.01 (the “Shares”), (ii) four Series B Exchange Warrants and (iii) four Series C Reset Warrants (together, the “New Units”). The Series B Exchange Warrants and the Series C Reset Warrants are collectively referred to herein as the “New Warrants.”

EXISTING UNITS NOT EXCHANGED IN THE OFFER WILL SEPARATE INTO THE COMMON STOCK, SERIES B PREFERRED STOCK AND SERIES A WARRANTS IN ACCORDANCE WITH THEIR TERMS ON FEBRUARY 29, 2016 AND OTHERWISE REMAIN SUBJECT TO THEIR ORIGINAL TERMS.

IT IS NOT THE COMPANY’S CURRENT INTENTION TO CONDUCT ANOTHER OFFER DESIGNED TO INDUCE THE EXCHANGE OF THE EXISTING UNITS. HOWEVER, THE COMPANY RESERVES THE RIGHT TO DO SO IN THE FUTURE.

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Subject to and effective upon acceptance of the tender of the Existing Units exchanged hereby in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby agrees to subscribe for the Shares, upon the exchange of Existing Units for New Units on a one-to-one basis, as indicated on the first page of this Letter of Transmittal.

The undersigned acknowledges that the undersigned has been advised to consult with his, her or its own advisors as to the consequences of participating or not participating in the Offer.

The undersigned hereby represents and warrants to the Company that:

(a)                the undersigned has full power and authority to tender and subscribe for all of the Shares of the Company which may be received upon exchange of the Existing Units;

(b)               the undersigned has good, marketable and unencumbered title to the Existing Units, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their exchange, sale or transfer, and not subject to any adverse claim;

(c)                on request, the undersigned will execute and deliver any additional documents the Company deems necessary to complete the exchange of the Existing Units tendered hereby;

(d)               the undersigned understands that tenders of Existing Units pursuant to the Offer and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer; and

(e)                the undersigned agrees to all of the terms of the Offer.

All authorities conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy, and legal representatives of the undersigned. Except as stated in the Offer, this tender is irrevocable.

Delivery of this Letter of Transmittal and all other documents to an address, or transmission of instructions to a facsimile number, other than as set forth above, does not constitute a valid delivery. Please read carefully the entire Letter of Transmittal, including the accompanying instructions, before checking any box below. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded herewith or (b) delivery of Existing Units is to be made by book-entry transfer to the depositary’s account at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Offer to Purchase.

Delivery of documents to DTC does not constitute delivery to Corporate Stock Transfer, LLC (the “Depositary”).

“Expiration Date” means 5:00 P.M., Eastern Time, on February 22, 2016, unless and until the Company, in its sole discretion, extends the Offer, in which case the “Expiration Date” means the latest time and date at which the Offer, as extended, expires.

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THE UNDERSIGNED UNDERSTANDS THAT ACCEPTANCE OF Existing UnitS BY THE COMPANY FOR EXCHANGE WILL CONSTITUTE A BINDING AGREEMENT
BETWEEN THE UNDERSIGNED AND THE COMPANY UPON THE TERMS AND
SUBJECT TO THE CONDITIONS OF THE OFFER.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

This Letter of Transmittal is to be completed by a holder of Existing Units if either (i) Existing Unit certificates are to be forwarded with this Letter of Transmittal or (ii) the Existing Units the holder is electing to exchange are to be delivered by book-entry transfer pursuant to the procedures set forth in the Offer Letter under Section 2, “Procedure for Participation in the Exchange Offer — Book-Entry Transfer.” Delivery of documents to The Depository Trust Company (“DTC”) or to the Company does not constitute delivery to the Depositary.

The undersigned hereby: (i) elects to exchange the Existing Units described under “Election to Exchange” below (Box 1); and (ii) agrees to subscribe for the New Units, in each case pursuant to the terms and subject to the conditions described in the Offer Letter and this Letter of Transmittal. If the undersigned holds Existing Units for beneficial owners, the undersigned represents that it has received from each beneficial owner thereof (collectively, the “Beneficial Owners”) a duly completed and executed form of “Instructions to Registered Holder,” a form of which is attached to the “Letter to Clients” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the Company’s acceptance of the undersigned’s election to exchange the Existing Units described in Box 1 below, the undersigned hereby assigns and transfers to, or upon the order of, the Company, all right, title and interest in, to, and under the Existing Units (as well as the Series B Preferred Stock, the common stock and the Series A Warrants contained in the Existing Units) being exchanged hereby, waives any and all other rights with respect to such Existing Units (as well as the Series B Preferred Stock, the common stock and the Series A Warrants contained in the Existing Units) and releases and discharges the Company from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Existing Units (as well as the Series B Preferred Stock, the common stock and the Series A Warrants contained in the Existing Units).

The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Existing Units the undersigned is electing to exchange, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to deliver the Existing Units the undersigned is electing to exchange to the Company or cause ownership of such Existing Units to be transferred to, or upon the order of, the Company, on the books of the Depositary and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Company’s Depositary, as the undersigned’s agent, of the New Units to which the undersigned is entitled upon acceptance by the Company of the undersigned’s election to exchange Existing Units pursuant to the Offer.

Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), please issue the Shares and New Warrants for the exchanged Existing Units in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), please send or cause to be sent the certificates for the Shares (and accompanying documents, as appropriate) to the undersigned at the address shown above under “Description of Existing Units” (on the cover page of this Letter of Transmittal) or provide the name of the account with the Depositary or at DTC to which the New Units should be issued.

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The undersigned understands that elections to exchange Existing Units pursuant to the procedures described under Section 1, “General Terms of the Exchange Offer” in the Offer Letter and in the instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and the Company upon the terms of the Offer set forth in the Offer Letter under the caption Section 1, “General Terms of the Exchange Offer,” and subject to the conditions of the Offer set forth in the Offer Letter under Section 2, “Procedures for Participation in the Exchange Offer – Conditions to the Exchange Offer,” subject only to withdrawal of elections to exchange on the terms set forth in the Offer Letter under Section 3, “Withdrawal Rights.” All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned of any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

The undersigned hereby represents and warrants that it has full power and authority to exchange, assign and transfer the Existing Units the undersigned has elected to exchange pursuant to this Letter of Transmittal. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Company’s Depositary as necessary or desirable to complete and give effect to the transactions contemplated hereby.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THE BOXES.

☐      CHECK HERE IF THE EXISTING UNITS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER, AND COMPLETE BOX 4 BELOW.

Name:

Address:

Box 1 ELECTION TO EXCHANGE

A Number of Existing Units Being Exchanged	B New Units to be Issued (Multiply Column A by exchange ratio)

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Box 2
SPECIAL ISSUANCE INSTRUCTIONS

To be completed ONLY if certificates for Existing Units exchanged hereby are to be issued in the name of someone other than the undersigned.
Issue Share certificates:

Name(s)

(please print)
Address(es)

(please print)

Box 3
SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if certificates for Existing Units of the Company exchanged are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown below.
Mail Certificates:

Name(s)

(please print)
Address(es)

(please print)

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Box 4
USE OF BOOK ENTRY TRANSFER

To be completed ONLY if delivery of Existing Units is to be made by book-entry transfer.

Name of Tendering Institution:

Participant Account Number:

Transaction Code Number:

Box 5
EXERCISING HOLDER SIGNATURE

PLEASE SIGN HERE
(To be completed by all Existing Unit holders)
(U.S. Holders Please Also Complete the Enclosed IRS Form W-9)
(Non U.S.-Holders Please Obtain and Complete IRS Form W-8BEN or Other Applicable IRS Form W-8)

(Signature of Registered Holder(s) or Authorized Signatory

Name(s)

(please print)
Address(es)

Capacity (full title):

Area Code and Telephone Number:

Tax Identification or Social Security No.

Box 6 GUARANTEE OF SIGNATURE(S) (For use by Eligible Institutions only; see Instruction 1)
Name of Firm:
Authorized Signature:
Name:
Title:
Address:
Area Code and Telephone Number:
Dated:____________, 201_

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INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.	GUARANTEE OF SIGNATURE.

No signature guarantee is required if either:

(a)                this Letter of Transmittal is signed by the registered holder of the Existing Units exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled “Special Delivery Instructions” or “Special Issuance Instructions;” or

(b)               such Existing Units are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority (“FINRA”) or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an “Eligible Institution”); or

(c)                the Holders of such Existing Units reside outside of the U.S. and are not otherwise tendering the Existing Units in the U.S.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 5.

2.	DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES

•         certificates for Existing Units are delivered with it to the Depositary; or

•          Existing Units are exchanged pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer Letter.

Unless Existing Units are being tendered by book-entry transfer, as described below, (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees), (b) certificates for the Existing Units being exchanged, and (c) any other documents required by the Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the expiration of the Offer. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

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Existing Units may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer Letter. In order for Existing Units to be validly tendered by book-entry transfer, the Depositary must receive, prior to the Expiration Date, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent’s Message if the tendering Existing Unit holder has not delivered a Letter of Transmittal, and (c) all documents required by the Letter of Transmittal. The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exchanging the Existing Units that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant. If you are tendering by book-entry transfer, you must expressly acknowledge that you have received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against you.

The method of delivery of all documents, including Existing Unit certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering Existing Unit holder, and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by the Offer Letter, no alternative or contingent exchanges will be accepted.

3.	INADEQUATE SPACE. If the space provided in the box captioned “Description of Existing Units Exchanged” is inadequate, the certificate number(s) and/or the book-entry account number(s) and/or the number of Existing Units should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.	EXISTING UNITS EXCHANGED. Existing Unit holders who choose to participate in the Offer may exchange some or all of such holder’s Existing Units pursuant to the terms of the Offer.

5.	SIGNATURES ON LETTER OF TRANSMITTAL.

(a)                If this Letter of Transmittal is signed by the registered holder(s) of the Existing Units tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b)               If the Existing Units are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c)                If any tendered Existing Units are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

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(d)               When this Letter of Transmittal is signed by the registered holder(s) of the Existing Units listed and transmitted hereby, no endorsement(s) of certificate(s) representing such Existing Units or separate instruments of transfer are required. EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or share power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e)                If this Letter of Transmittal or any certificate(s) or share power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act. If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

6.	SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS. If certificates for New Units upon exchange of the Existing Units are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 1.

7.	IRREGULARITIES. All questions as to the number of Existing Units to be accepted, the validity, form, eligibility (including time of receipt) and acceptance of any tender of Existing Units will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgment of any court. The Company reserves the absolute right to reject any or all tenders of Existing Units it determines not to be in proper form or to reject those Existing Units, the acceptance of which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgment of any court. The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular Existing Unit, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgment of any court. No tender of Existing Units will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

8.	SUBSTITUTE FORM W-9 AND FORM W-8. To avoid backup withholding, a tendering Existing Unit holder is required to provide the Depositary with a correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9, which is provided herewith, and to certify, under penalties of perjury, that such number is correct and that such Existing Unit holder is not subject to backup withholding of U.S. federal income tax, and that such Existing Unit holder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering Existing Unit holder has been notified by the Internal Revenue Service (“IRS”) that such Existing Unit holder is subject to backup withholding, such Existing Unit holder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such Existing Unit holder has since been notified by the IRS that such Existing Unit holder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Existing Unit holder to U.S. federal income tax withholding on payments made in lieu of fractional shares. If the tendering Existing Unit holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such Existing Unit holder should check the box in Part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments to such Existing Unit holder until a TIN is provided to the Depositary.

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Certain Existing Unit holders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign Existing Unit holders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such Existing Unit holders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for more instructions.

9.	QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Please direct questions or requests for assistance, or for additional copies of the Offer Letter, Letter of Transmittal or other materials, in writing to:

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005

Existing Unit holders and banks and brokerage firms, please call:
Main Phone: (212) 269-5550

Toll-Free: (866) 406-2283
You may also email your requests to sklnu@dfking.com.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A PHOTOCOPY THEREOF) TOGETHER WITH UNIT CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO 5:00 P.M., EASTERN TIME ON THE EXPIRATION DATE (AS DEFINED IN THE OFFER).

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IMPORTANT TAX INFORMATION

Under U.S. federal income tax law, an Existing Unit holder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Units must, unless an exemption applies, provide the Depositary (as payer) with the Existing Unit holder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the Existing Unit holder is an individual, the Existing Unit holder’s TIN is such Existing Unit holder’s Social Security number. If the correct TIN is not provided, the Existing Unit holder may be subject to a $50 penalty imposed by the IRS and payments of cash to the Existing Unit holder (or other payee) pursuant to the Offer may be subject to backup withholding of a portion of all payments of the purchase price.

Certain Existing Unit holders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign Existing Unit holder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8 signed under penalties of perjury, attesting to his or her foreign status. A Form W-8 can be obtained from the Depositary. Such Existing Unit holders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt Existing Unit holders, other than foreign Existing Unit holders, should furnish their TIN, check the box in Part 4 of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to an Existing Unit holder. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to an Existing Unit holder with respect to Shares purchased pursuant to the Offer, the Existing Unit holder is required to notify the Depositary of the Existing Unit holder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such Existing Unit holder is awaiting a TIN), (2) that the Existing Unit holder is not subject to backup withholding because (i) the Existing Unit holder is exempt from backup withholding, (ii) the Existing Unit holder has not been notified by the IRS that the Existing Unit holder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the Existing Unit holder that the Existing Unit holder is no longer subject to backup withholding and (3) the Existing Unit holder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering Existing Unit holder is required to give the Depositary the TIN, generally the Social Security number or Employer Identification Number, of the record holder of the Units tendered hereby. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute W-9” for additional guidance on which number to report. If the tendering Existing Unit holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Existing Unit holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If the box in Part 3 of the Substitute Form W-9 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the Existing Unit holder may be subject to a $50.00 penalty imposed by the IRS.

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS

PAYER’S NAME:
SUBSTITUTE	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number
FORM W-9	CHECK APPROPRIATE BOX:	Part 3 —
Department of the Treasury Internal Revenue Service	☐ Individual/Sole Proprietor ☐ Corporation	Awaiting TIN ☐
	☐ Partnership	Part 4 —
Payer’s Request for Taxpayer Identification Number (“TIN”)	☐ Other	Exempt ☐
Part 2 — Certification —
Under penalties of perjury, I certify that:
Please fill in your name and address below.
Name	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
Address (Number and Street) City, State and Zip Code	(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. Person (including a U.S. resident alien).
Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS
	Signature:	Date:

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

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CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature:

Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

WHAT NAME AND NUMBER TO GIVE THE PAYER

For this type of account		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

For this type of account:		Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2.	Circle the minor’s name and furnish the minor’s SSN.

3.	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one) but the IRS encourages you to use your SSN.

4.	List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE.

If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

• An organization exempt from tax under section 501(a), any IRA or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
• The United States or any agency or instrumentality thereof.
• A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
• A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
• An international organization or any agency or instrumentality thereof.
• Payees that may be exempt from back-up withholding include the following:
• A corporation.
• A financial institution.
• A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.
• A real estate investment trust.
• A common trust fund operated by a bank under section 584(a).
• A trust exempt from tax under section 664 or described in section 4947(a)(1).
• An entity registered at all times under the Investment Company Act of 1940.

• A foreign central bank of issue.
• A futures commission merchant registered with the Commodity Futures Trading Commission.
• A middleman known in the investment community as a nominee or custodian.
• Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
• Payments to nonresident aliens subject to withholding under section 1441.
• Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
• Payments of patronage dividends where the amount received is not paid in money.
• Payments made by certain foreign organizations.
• Payments of interest not generally subject to backup withholding include the following:
• Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
• Payments described in section 6049(b)(5) to non-resident aliens.
• Payments on tax-free covenant bonds under section 1451.
• Payments made by certain foreign organizations.
• Mortgage or student loan interest paid to you

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

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PRIVACY ACT NOTICE — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of  $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of  $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION — Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

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